AMENDMENT No. 1 TO
PURCHASE AND SALE AGREEMENT

BETWEEN

UPHAM OIL & GAS COMPANY, L.P., CRU JR. PRODUCING, L.P., UPHAM PRODUCING L.P., BLU PRODUCING, L.P.,MKU PRODUCING L.P., AND RU PRODUCING L.P., ("UPHAM"), SELLER

AND

NYTEX PETROLEUM, INC., PURCHASER

Effective: August 25, 2014

AMENDMENT No. 1

This Amendment No. 1 (the "Amendment'') to the PURCHASE AND SALE AGREEMENT BETWEEN UPHAM OIL & GAS COMPANY, L.P., CRU JR. PRODUCING, L.P., UPHAM PRODUCING L.P., BLU PRODUCING, L.P., MKU PRODUCING LP., AND RU PRODUCING L.P., ("UPHAM"), SELLER AND NYTEX PETROLEUM, INC.,
PURCHASER, Effective: July 7, 2014 at 7:00 am CST ("the PSA") is made this __ day of August, 2014 by UPHAM OIL & GAS COMPANY, LP., CRU JR. PRODUCING, LP., UPHAM PRODUCING L.P., BLU PRODUCING, L.P., MKU PRODUCING LP., AND RU PRODUCING L.P., ("UPHAM"), SELLER AND NYTEX PETROLEUM, INC., PURCHASER
(collectively referred to as "the Parties") Capitalized terms used herein but not otherwise defined shall have the meaning set forth in the PSA.
WHEREAS, the Parties made and entered into the PSA effective July 7, 2014; and WHEREAS, Purchaser has requested from Seller an extension of the Closing Date; and WHEREAS, Seller has agreed to an extension of the Closing Date for good and valuable consideration, as set forth herein.

NOW, THEREFORE , effective August 25, 2014, the PSA is hereby amended as follows:

1.

The first paragraph in Section 1.2, of the PSA is hereby amended and restated in its entirety to read as follows:

"The purchase price (the "Purchase Price") for the Transferred Assets payable by Purchaser to Seller shall be Nine Million Five Hundred Thousand Dollars and no/100s ($9,500,000.00) payable as follows:"

2.
Section 1.2 (i) is deleted in entirety and substituted with the following:

"(i) In consideration for the extension of the Closing Date from August 29, 2014 to October 15, 2014, with an effective date of October 15, 2014, Upham may retain as its sole property the cash sum of Four Hundred Sixty-Two Thousand Five Hundred Dollars and no/100 ($462,500.00) heretofore tendered by Purchaser to Seller pursuant to the PSA. Purchaser hereby acknowledges and agrees that it has no further claim to the said Four Hundred Sixty-Two Thousand Five Hundred Dollars and no/100 ($462,500.00) except that all of said sum shall be credited to the purchase price only if and when the transaction closes pursuant to the terms hereof

3.
Section 1.2 (ii) of the PSA is hereby substituted with the following:

"(ii) A second non-refundable earnest payment in the amount of Five Hundred Thousand Dollars and no/100s ($500,000.00) due and payable on or before August    2014 either by wire transfer or otherwise immediately available funds. Such payment shall be non-refundable unless (i) the closing does not occur by the Closing Date due to the negligent or willful failure of Seller to perform its obligations hereunder and if Purchaser is not then in default hereunder; or
(ii) if there is a material adverse change in the Transferred Assets prior to the Closing Date. In the event of the occurrence of either (i) or (ii) above the Five Hundred Thousand and no/ 1OOs ($500,000.00) earnest money shall be refunded by Seller to Purchaser. Upon closing such payment shall be credited to the purchase price."

4.
Section 1.2 (ii) of the PSA is hereby changed to be Section 1.2 (iii) and amended and restated inits entirety to read as follows:

"(iii)    The balance of Eight Million Five Hundred Thirty Seven Thousand Five Hundred Dollars and no/100s ($8,537,500.00) due and payable at Closing on October 15, 2014 either by ire transfer or otherwise immediately available funds. The Closing Date shall be effective
October 15, 2014 ("Effective Date")."

5.
Section 1.2 (iii) of the PSA is hereby changed to be Section 1.2 (iv).

6.

Section 2.1 of the PSA is hereby amended and restated init's entirety to read as follows.

2.1 Closing. The closing shall talce place at the offices of Seller on October 15, 2014 or at such other time or place as both parties mutually agree, but effective on the Effective Date.

7.
Section 6.1 (iii) of the PSA is hereby deleted in its entirety.

Except as amended by this Amendment, all other provisions of the PSA remain unmodified and infull force and effect.
IN WITNESS WHEREOF, this Amendment is adopted this 25 day of August, 2014.

SELLER:

UPHAM OIL AND GAS COMPANY, LP
BY ITS GENERAL PARTNER, UPHAM, LLC
/s/ Paul McGettes
Paul McGettes, Manager

UPHAM PRODUCING, L.P.
By:    Upham, LLC, a Texas Limited Liability Company General Partner
/s/ Paul McGettes
Paul McGettes, Manager

CRU JR Producing, L.P.
By: C RUPHAM JR, LLC, a Texas
Limited Liability Company, General Partner
/s/ Virginia Lee Upham
Virgina Lee Upham, manager

BLU Producing, L. P.
By: B U UPHAM, LLC, a Texas Limited Liability Company, Genera!Partner
/s/ Barbara Lee Upham
Barbara Lee Upham, Manager

MKU Producing, L. P.
By: M K UPHAM, LLC, a Texas Limited Liability Company, General Partner
/s/ Mary Kathleen Upham
Mary Kathleen Upham, Manager

RU Producing, L. P.
By: R UPHAM, LLC, a Texas Limited Liability Company, General Partner
/s/ Chester R. Upham III
Chester R. Upham III, manager

PURCHASER:

NYTEX PETROLEUM, INC.

By: /s/ Michael Galvis
Michael Galvis,
Chief Executive Officer